LANDFILL DISPOSAL AGREEMENT
                              NON-HAZARDOUS WASTES

COMPANY:

    Milton Grove Construction & Demolition Landfill
    2487 Cloverleaf Road                               Contract Number:99-0081
    Elizabethtown PA 17022
    Tel:(717) 653-4686 Fax: (717) 653-6176

      CUSTOMER:

      Company
      Name: JS TRANSPORTATION
      Address:                       Tax I.D. No.
      City:                          State.            Zip:      County:
      Contact:Todd Sage              Telephone.                  P.0- #

1 . Solid Waste Disposal. Subject to the terms and conditions contained herein, the Company agrees to accept at its landfill (the 'Landfill') Acceptable Waste as defined in Paragraph 2 hereof (collectively, "Waste") delivered by Customer.

2- Acceptable Waste. The following types of waste are the only types of waste which the Company will accept at the Landfill, and Customer agrees that it shall not dispose of any waste not specifically listed below.

      (a)  Construction & Demolition                         (c)

      (b)                                                    (d)

Acceptable Waste specifically excludes hazardous, explosive, highly flammable, infectious, pathological, radioactive, residual, toxic or illegal waste, as defined under any applicable law or regulation. No waste other than those types specifically provided for herein, will be acceptable for disposal at the Landfill. In addition, all Waste de1ivered to the Company for disposal must conform to all applicable federal, state and local laws, regulations, rules and orders relating at any time to the transportation and disposal of Waste.

3. Rates for Disposal
    Type of Waste      Volume          Rate
       C & D           ------         $24.00

           County and state of
           Origin of Waste:                    Disposal Quantity (per week)

4. Term of Agreement. This Agreement is effective for __________months, commencing ________________ and shall automatically be renewed for a similar term thereafter unless either party shall give written Notice (via certified mail) of termination to the other party at least thirty (30) days prior to the termination of the initial term or any renewal term thereof. The disposal rates herein may be adjusted by the Company upon thirty (30) days prior written notice.

COMPANY AND CUSTOMER IN CONSIDERATION OF THE MUTUAL OBLIGATIONS CONTAINED HEREIN, AGREE THIS IS A LEGALLY BINDING AGREEMENT WHICH IS SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE OF THIS DOCUMENT.

Customer                                 Company
SIGNATURE (AUTHORIZED REPRESENTIVE)      SIGNATURE (AUTHORIZED REPRESENTIVE)
NAME (PLEASE PRINT)                      NAME (PLEASE PRINT)
TITLE                                    TITLE
DATE                                     DATE

999-1542 (Rev. 7/98) LANDFILL - WHITE    CUSTOMER - PINK    YELLOW     GREEN


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